GENERAL	12 Months Ended
Dec. 31, 2012
GENERAL [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.
Magal Security Systems Ltd. ("the Parent Company") and its subsidiaries (together - "the Company") are international solutions providers of safety, security, site management and intelligence gathering and compilation solutions and products. The Company's systems are used world-wide.

b.
On August 20, 2011, the Parent Company completed rights offering according to which it distributed to all holders of its ordinary shares at no charge, subscription rights to purchase up to an aggregate of 5,273,274 Ordinary shares. The rights offering was fully subscribed for and the Parent Company received net proceeds of approximately $16,000.

c.
On June 17, 2011 the Parent Company completed a private placement of 150,000 of its ordinary shares to Ki Corporation, a company beneficially owned by Mr. Nathan Kirsh (Related Party), at an initial price per share of $3.04, which was equal to the closing price of its ordinary shares on the NASDAQ Global Market on the date prior to the private placement. Upon the record date of the rights offering, the price per share paid by Ki Corporation was adjusted to $3.05, which was the closing price of its ordinary shares on the NASDAQ Global Market on the date prior to the record date of the rights offering.

d.	As for major customer data, see Notes 16b.